Fair Value Disclosures	12 Months Ended
Jun. 29, 2011
Fair Value Disclosures
Fair Value Disclosures
10.	FAIR VALUE DISCLOSURES

(a)	Non-Financial Assets Measured on a Non-Recurring Basis

In fiscal 2011, three underperforming restaurants with a carrying value of $2.2 million were written down to their fair value of $0.3 million resulting in an impairment charge of $1.9 million, which was included in other gains and charges in the consolidated statement of income for the period. In fiscal 2010, 22 underperforming restaurants with a carrying value of $27.1 million were written down to their fair value of $7.3 million resulting in an impairment charge of $19.8 million, which was included in other gains and charges in the consolidated statement of income for the period. We determined fair value based on projected discounted future operating cash flows of the restaurants over their remaining service life using a risk adjusted discount rate that is commensurate with the risk inherent in our current business model.

The following table presents fair values for those assets measured at fair value on a non-recurring basis at June 29, 2011 and June 30, 2010 (in thousands):

	Fair Value Measurements Using
	(Level 1)	(Level 2)	(Level 3)	Total
Long-lived assets held for use:
At June 29, 2011	$—	$—	$255.0	$255.0
At June 30, 2010	$—	$—	$7,343.0	$7,343.0

(b)	Other Financial Instruments

Our financial instruments consist of cash and cash equivalents, accounts receivable, accounts payable and long-term debt. The fair value of cash and cash equivalents, accounts receivable and accounts payable approximates their carrying amounts while the fair value of the 5.75% notes is based on quoted market prices. At June 29, 2011, the 5.75% notes had a carrying value of $289.6 million and a fair value of $308.1 million. At June 30, 2010, the 5.75% notes had a carrying value of $289.4 million and a fair value of $302.6 million.